UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00203

MASSACHUSETTS INVESTORS TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

December 31, 2017

MASSACHUSETTS

INVESTORS TRUST

MIT-ANN

MASSACHUSETTS INVESTORS TRUST

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	3.9%
Bank of America Corp.	3.1%
Visa, Inc., “A”	3.1%
Alphabet, Inc., “A”	3.0%
Thermo Fisher Scientific, Inc.	2.8%
American Tower Corp., REIT	2.6%
Broadcom Corp.	2.5%
Alphabet, Inc., “C”	2.4%
Cognizant Technology Solutions Corp., “A”	2.4%
Comcast Corp., “A”	2.3%

Equity sectors
Financial Services	20.8%
Health Care	15.2%
Technology	13.8%
Consumer Staples	10.1%
Special Products & Services	8.6%
Retailing	6.0%
Leisure	5.9%
Industrial Goods & Services	4.6%
Utilities & Communications	4.5%
Energy	3.7%
Basic Materials	2.6%
Transportation	1.9%
Autos & Housing	1.4%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2017.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2017, Class A shares of the Massachusetts Investors Trust (“fund”) provided a total return of 23.56%, at net asset value. This compares with a return of 21.83% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Management Review – continued

Contributors to Performance

Stock selection in the financial services sector was a positive factor for performance relative to the S&P 500 Index. Most notably, the fund’s overweight positions in global payments technology company Visa and debit and credit transaction processing company Mastercard contributed to relative returns. Shares of Visa outperformed the benchmark during the period. Earnings per share exceeded consensus estimates, driven by higher gross revenues, lower client incentives and a lower tax rate. Management also raised revenue and earnings per share growth guidance ranges, which further supported the stock.

Stock selection and an underweight allocation to the utilities & communications sector aided relative results. Within this sector, the fund’s overweight position in broadcast and communication tower management firm American Tower, and the fund’s avoidance of poor-performing telecommunication services provider AT&T, strengthened relative returns. Shares of AT&T declined after the company reported lackluster earnings results with both revenues and margins coming in below expectations. In addition, most higher-yielding sectors of the equity markets underperformed during the period as interest rates rose.

Elsewhere, avoiding shares of diversified industrial conglomerate General Electric and integrated oil and gas company Exxon Mobil benefited relative results, as both companies underperformed the benchmark during the year. Shares of General Electric declined after its new management team significantly reduced its expectations for earnings and cash flow, and cut its dividend in half. Weakness in the company’s Power and Oil & Gas divisions also weighed on the firm’s operating results. The fund’s overweight positions in broadband communications and networking services company Broadcom and paint and coating manufacturer Sherwin-Williams also contributed to relative performance. In addition, the fund’s holdings of luxury goods company LVMH Moet Hennessy Louis Vuitton SE (b) (France) and wine and alcoholic beverage producer Pernod Ricard (b) (France) further aided relative results. The stock price for LVMH Moet Hennessy Louis Vuitton SE rose after management reported sales that were above consensus estimates in nearly all of its business segments.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a positive factor for relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

Detractors from Performance

An underweight position in the technology sector detracted from relative performance during the reporting period. Here, the fund’s underweight holdings of computer and personal electronics maker Apple and social networking service provider Facebook weighed on relative performance. Shares of Apple advanced during the reporting period on the back of strong earnings results and well-anticipated new product launches that included the iPhone 8, iPhone 8 Plus and iPhone X. Not owning shares of

Management Review – continued

software giant Microsoft also hurt relative performance. Shares of Microsoft beat the benchmark driven by strong performance across all divisions, with growth in the company’s cloud services division particularly notable.

Stocks in other sectors that weakened relative performance included the fund’s overweight positions in consumer and commercial products manufacturer Newell Brands, oil field services company Schlumberger, snack food producer Mondelez International and financial services firm Goldman Sachs Group. Shares of Newell Brands lagged the benchmark after disappointing earnings results appeared to have weighed on investor sentiment as sales growth slowed, missing internal and external expectations, and margins declined. Not owning strong-performing internet retailer Amazon.com and aerospace company Boeing also hurt relative results. The stock price of Amazon.com outperformed during the year after the company reported earnings that were stronger than expected, as revenues continued to accelerate across all business segments. Revenue guidance, including the impacts from integration of the Whole Foods acquisition, was better than expected. The fund’s holdings of packaging products manufacturer Crown Holdings (b) further held back relative returns. Shares of Crown Holdings fell after the company revealed in December 2017 that it would be acquiring industrial packaging maker Signode, a move meant to diversify from its core consumer packaging business. However, investors appeared to have been skeptical of the deal and drove shares lower after the announcement.

Respectfully,

Portfolio Manager(s)

Kevin Beatty & Ted Maloney

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 12/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 12/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	7/15/24	23.56%	14.56%	8.24%	N/A
B	9/07/93	22.61%	13.68%	7.45%	N/A
C	7/01/96	22.62%	13.69%	7.45%	N/A
I	1/02/97	23.79%	14.81%	8.53%	N/A
R1	4/01/05	22.58%	13.68%	7.45%	N/A
R2	10/31/03	23.19%	14.25%	7.99%	N/A
R3	4/01/05	23.50%	14.53%	8.27%	N/A
R4	4/01/05	23.84%	14.82%	8.53%	N/A
R6	6/01/12	23.93%	14.93%	N/A	15.81%
529A	7/31/02	23.47%	14.51%	8.16%	N/A
529B	7/31/02	22.57%	13.72%	7.42%	N/A
529C	7/31/02	22.54%	13.63%	7.38%	N/A
Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		21.83%	15.79%	8.50%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		16.46%	13.21%	7.60%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		18.61%	13.44%	7.45%	N/A
C With CDSC (1% for 12 months) (v)		21.62%	13.69%	7.45%	N/A
529A With Initial Sales Charge (5.75%)		16.37%	13.16%	7.52%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		18.57%	13.48%	7.42%	N/A
529C With CDSC (1% for 12 months) (v)		21.54%	13.63%	7.38%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, July 1, 2017 through December 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Expenses Paid During Period (p) 7/01/17-12/31/17
A	Actual	0.70%	$1,000.00	$1,103.22	$3.71
	Hypothetical (h)	0.70%	$1,000.00	$1,021.68	$3.57
B	Actual	1.46%	$1,000.00	$1,098.70	$7.72
	Hypothetical (h)	1.46%	$1,000.00	$1,017.85	$7.43
C	Actual	1.47%	$1,000.00	$1,098.97	$7.78
	Hypothetical (h)	1.47%	$1,000.00	$1,017.80	$7.48
I	Actual	0.47%	$1,000.00	$1,104.08	$2.49
	Hypothetical (h)	0.47%	$1,000.00	$1,022.84	$2.40
R1	Actual	1.47%	$1,000.00	$1,098.92	$7.78
	Hypothetical (h)	1.47%	$1,000.00	$1,017.80	$7.48
R2	Actual	0.97%	$1,000.00	$1,101.33	$5.14
	Hypothetical (h)	0.97%	$1,000.00	$1,020.32	$4.94
R3	Actual	0.72%	$1,000.00	$1,102.87	$3.82
	Hypothetical (h)	0.72%	$1,000.00	$1,021.58	$3.67
R4	Actual	0.47%	$1,000.00	$1,104.22	$2.49
	Hypothetical (h)	0.47%	$1,000.00	$1,022.84	$2.40
R6	Actual	0.39%	$1,000.00	$1,104.73	$2.07
	Hypothetical (h)	0.39%	$1,000.00	$1,023.24	$1.99
529A	Actual	0.75%	$1,000.00	$1,102.70	$3.97
	Hypothetical (h)	0.75%	$1,000.00	$1,021.42	$3.82
529B	Actual	1.50%	$1,000.00	$1,098.72	$7.93
	Hypothetical (h)	1.50%	$1,000.00	$1,017.64	$7.63
529C	Actual	1.51%	$1,000.00	$1,098.32	$7.99
	Hypothetical (h)	1.51%	$1,000.00	$1,017.59	$7.68

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A, Class 529A, and Class 529B shares, this rebate reduced the expense ratios above by 0.02%, 0.01%, and 0.01% respectively. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

12/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.1%
Issuer	Shares/Par	Value ($)
Aerospace - 3.2%
Honeywell International, Inc.	793,932	$121,757,411
United Technologies Corp.	676,273	86,272,147

		$208,029,558
Alcoholic Beverages - 2.4%
Diageo PLC	1,589,414	$58,169,920
Pernod Ricard S.A.	640,349	101,380,127

		$159,550,047
Apparel Manufacturers - 2.4%
LVMH Moet Hennessy Louis Vuitton SE	315,661	$92,944,177
NIKE, Inc., “B”	1,077,783	67,415,327

		$160,359,504
Biotechnology - 1.1%
Biogen, Inc. (a)	236,755	$75,423,040

Broadcasting - 0.9%
Interpublic Group of Companies, Inc.	880,416	$17,749,187
Walt Disney Co.	390,561	41,989,213

		$59,738,400
Brokerage & Asset Managers - 2.7%
BlackRock, Inc.	85,722	$44,036,249
Blackstone Group LP	1,634,731	52,344,087
NASDAQ, Inc.	1,079,369	82,927,920

		$179,308,256
Business Services - 8.6%
Accenture PLC, “A”	959,120	$146,831,681
Amdocs Ltd.	623,616	40,834,376
Cognizant Technology Solutions Corp., “A”	2,194,726	155,869,441
DXC Technology Co.	950,423	90,195,143
Fidelity National Information Services, Inc.	1,400,594	131,781,889

		$565,512,530
Cable TV - 2.3%
Comcast Corp., “A”	3,733,865	$149,541,293

Chemicals - 1.0%
PPG Industries, Inc.	580,695	$67,836,790

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - 1.1%
Adobe Systems, Inc. (a)	354,837	$62,181,636
Micro Focus International PLC, ADR (a)	303,687	10,200,846

		$72,382,482
Computer Software - Systems - 1.9%
Apple, Inc.	454,286	$76,878,820
Hewlett Packard Enterprise	3,105,386	44,593,343

		$121,472,163
Construction - 1.4%
Sherwin-Williams Co.	227,852	$93,428,434

Consumer Products - 4.6%
Colgate-Palmolive Co.	1,061,302	$80,075,236
Coty, Inc., “A”	2,593,676	51,588,216
Estee Lauder Cos., Inc., “A”	363,118	46,203,134
Kimberly-Clark Corp.	259,858	31,354,466
Newell Brands, Inc.	3,110,437	96,112,503

		$305,333,555
Containers - 1.6%
Crown Holdings, Inc. (a)	1,884,133	$105,982,481

Electrical Equipment - 0.9%
AMETEK, Inc.	808,470	$58,589,821

Electronics - 3.9%
Broadcom Corp.	635,953	$163,376,326
Texas Instruments, Inc.	903,282	94,338,772

		$257,715,098
Energy - Independent - 1.9%
EOG Resources, Inc.	1,127,471	$121,665,396

Engineering - Construction - 0.6%
Fluor Corp.	718,826	$37,127,363

Entertainment - 0.5%
Twenty-First Century Fox, Inc.	906,295	$31,294,366

Food & Beverages - 3.0%
Danone S.A.	1,113,904	$93,489,359
Mondelez International, Inc.	2,442,359	104,532,965

		$198,022,324

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
General Merchandise - 1.0%
Costco Wholesale Corp.	357,678	$66,571,029

Insurance - 1.2%
Chubb Ltd.	532,201	$77,770,532

Internet - 6.9%
Alphabet, Inc., “A” (a)	188,560	$198,629,104
Alphabet, Inc., “C” (a)	151,394	158,418,682
Facebook, Inc., “A” (a)	553,013	97,584,674

		$454,632,460
Major Banks - 10.5%
Bank of America Corp.	6,994,842	$206,487,736
Goldman Sachs Group, Inc.	550,003	140,118,764
JPMorgan Chase & Co.	2,388,826	255,461,052
Morgan Stanley	1,739,725	91,283,371

		$693,350,923
Medical & Health Technology & Services - 1.1%
McKesson Corp.	452,893	$70,628,663

Medical Equipment - 8.5%
Abbott Laboratories	1,191,989	$68,026,812
Danaher Corp.	1,474,794	136,890,379
Medtronic PLC	1,615,372	130,441,289
Stryker Corp.	254,533	39,411,890
Thermo Fisher Scientific, Inc.	962,900	182,835,452

		$557,605,822
Natural Gas - Pipeline - 1.3%
Enterprise Products Partners LP	3,322,902	$88,090,132

Oil Services - 1.9%
Schlumberger Ltd.	1,820,286	$122,669,074

Other Banks & Diversified Financials - 6.3%
Mastercard, Inc., “A”	921,778	$139,520,318
U.S. Bancorp	1,386,510	74,289,206
Visa, Inc., “A”	1,778,065	202,734,971

		$416,544,495
Pharmaceuticals - 4.5%
Eli Lilly & Co.	1,095,130	$92,494,680
Johnson & Johnson	891,374	124,542,775

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - continued
Zoetis, Inc.	1,073,394	$77,327,304

		$294,364,759
Railroad & Shipping - 1.9%
Canadian National Railway Co.	1,524,784	$125,794,680

Restaurants - 2.3%
Aramark	1,204,334	$51,473,235
Starbucks Corp.	1,692,911	97,223,879

		$148,697,114
Specialty Stores - 2.5%
AutoZone, Inc. (a)	40,508	$28,816,176
Ross Stores, Inc.	934,216	74,970,834
Tractor Supply Co.	822,036	61,447,191

		$165,234,201
Telecommunications - Wireless - 2.6%
American Tower Corp., REIT	1,186,113	$169,222,742

Utilities - Electric Power - 0.6%
American Electric Power Co., Inc.	490,205	$36,064,382
Total Common Stocks (Identified Cost, $3,647,357,483)		$6,515,553,909

Investment Companies (h) - 1.0%
Money Market Funds - 1.0%
MFS Institutional Money Market Portfolio, 1.25% (v) (Identified Cost, $63,720,726)	63,727,099	$63,720,726

Other Assets, Less Liabilities - (0.1)%		(4,270,095)
Net Assets - 100.0%		$6,575,004,540

(a)	Non-income producing security.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $63,720,726 and $6,515,553,909, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 12/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $3,647,357,483)	$6,515,553,909
Investments in affiliated issuers, at value (identified cost, $63,720,726)	63,720,726
Receivables for
Fund shares sold	4,220,377
Interest and dividends	6,374,277
Receivable from distributor	30,144
Other assets	238,521
Total assets	$6,590,137,954
Liabilities
Payable to custodian	$415,171
Payable for fund shares reacquired	12,573,729
Payable to affiliates
Investment adviser	245,247
Shareholder servicing costs	1,439,771
Program manager fees	88
Payable for independent Trustees’ compensation	89,565
Accrued expenses and other liabilities	369,843
Total liabilities	$15,133,414
Net assets	$6,575,004,540
Net assets consist of
Paid-in capital	$3,695,921,846
Unrealized appreciation (depreciation)	2,868,421,018
Accumulated net realized gain (loss)	7,300,660
Undistributed net investment income	3,361,016
Net assets	$6,575,004,540
Shares of beneficial interest outstanding	207,203,786

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$3,543,028,946	110,206,114	$32.15
Class B	71,697,875	2,294,958	31.24
Class C	307,349,280	10,028,605	30.65
Class I	1,271,676,076	40,674,976	31.26
Class R1	7,057,927	231,618	30.47
Class R2	155,976,033	5,081,849	30.69
Class R3	318,535,249	9,994,727	31.87
Class R4	69,545,807	2,145,175	32.42
Class R6	814,161,338	26,027,195	31.28
Class 529A	11,725,101	373,609	31.38
Class 529B	463,778	15,628	29.68
Class 529C	3,787,130	129,332	29.28

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $34.11 [100 / 94.25 x $32.15] and $33.29 [100 / 94.25 x $31.38], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A. Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 12/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$99,665,779
Dividends from affiliated issuers	483,668
Interest	18,739
Income on securities loaned	204,465
Foreign taxes withheld	(1,091,684)
Total investment income	$99,280,967
Expenses
Management fee	$20,618,087
Distribution and service fees	14,105,221
Shareholder servicing costs	6,377,903
Program manager fees	13,789
Administrative services fee	641,449
Independent Trustees’ compensation	105,192
Custodian fee	181,259
Shareholder communications	892,360
Audit and tax fees	62,008
Legal fees	72,309
Miscellaneous	332,471
Total expenses	$43,402,048
Reduction of expenses by investment adviser and distributor	(711,931)
Net expenses	$42,690,117
Net investment income (loss)	$56,590,850
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$401,472,678
Affiliated issuers	(9,263)
Foreign currency	29,053
Net realized gain (loss)	$401,492,468
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$860,228,822
Translation of assets and liabilities in foreign currencies	14,227
Net unrealized gain (loss)	$860,243,049
Net realized and unrealized gain (loss)	$1,261,735,517
Change in net assets from operations	$1,318,326,367

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/17	12/31/16
Change in net assets
From operations
Net investment income (loss)	$56,590,850	$61,616,692
Net realized gain (loss)	401,492,468	340,697,287
Net unrealized gain (loss)	860,243,049	78,807,954
Change in net assets from operations	$1,318,326,367	$481,121,933
Distributions declared to shareholders
From net investment income	$(62,400,248)	$(55,200,053)
From net realized gain	(401,074,643)	(295,179,066)
Total distributions declared to shareholders	$(463,474,891)	$(350,379,119)
Change in net assets from fund share transactions	$(106,320,012)	$(1,478,936,408)
Total change in net assets	$748,531,464	$(1,348,193,594)
Net assets
At beginning of period	5,826,473,076	7,174,666,670
At end of period (including undistributed net investment income of $3,361,016 and $12,381,758, respectively)	$6,575,004,540	$5,826,473,076

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$27.94	$27.26		$28.82	$27.72	$21.48
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.27	(c)	$0.24	$0.28	$0.25
Net realized and unrealized gain (loss)	6.28	2.12		(0.16)	2.74	6.57
Total from investment operations	$6.55	$2.39		$0.08	$3.02	$6.82
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.26)		$(0.26)	$(0.24)	$(0.21)
From net realized gain	(2.03)	(1.45)		(1.38)	(1.68)	(0.37)
Total distributions declared to shareholders	$(2.34)	$(1.71)		$(1.64)	$(1.92)	$(0.58)
Net asset value, end of period (x)	$32.15	$27.94		$27.26	$28.82	$27.72
Total return (%) (r)(s)(t)(x)	23.56	8.77	(c)	0.28	10.99	31.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.72	(c)	0.72	0.72	0.72
Expenses after expense reductions (f)	0.70	0.71	(c)	0.70	0.71	0.70
Net investment income (loss)	0.88	0.97	(c)	0.84	0.97	1.02
Portfolio turnover	12	12		18	18	19
Net assets at end of period (000 omitted)	$3,543,029	$3,272,859		$3,273,616	$3,422,330	$3,226,357

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$27.20	$26.58		$28.13	$27.11	$21.03
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.06	(c)	$0.02	$0.06	$0.06
Net realized and unrealized gain (loss)	6.09	2.06		(0.16)	2.67	6.42
Total from investment operations	$6.12	$2.12		$(0.14)	$2.73	$6.48
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.05)		$(0.03)	$(0.03)	$(0.03)
From net realized gain on investments	(2.03)	(1.45)		(1.38)	(1.68)	(0.37)
Total distributions declared to shareholders	$(2.08)	$(1.50)		$(1.41)	$(1.71)	$(0.40)
Net asset value, end of period (x)	$31.24	$27.20		$26.58	$28.13	$27.11
Total return (%) (r)(s)(t)(x)	22.61	7.95	(c)	(0.48)	10.13	30.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.47	(c)	1.47	1.47	1.47
Expenses after expense reductions (f)	1.47	1.47	(c)	1.46	1.47	1.47
Net investment income (loss)	0.12	0.21	(c)	0.07	0.20	0.25
Portfolio turnover	12	12		18	18	19
Net assets at end of period (000 omitted)	$71,698	$75,916		$83,970	$96,750	$101,260

Class C	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$26.73	$26.15		$27.73	$26.74	$20.76
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.06	(c)	$0.02	$0.06	$0.06
Net realized and unrealized gain (loss)	5.99	2.03		(0.17)	2.65	6.33
Total from investment operations	$6.02	$2.09		$(0.15)	$2.71	$6.39
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.06)		$(0.05)	$(0.04)	$(0.04)
From net realized gain	(2.03)	(1.45)		(1.38)	(1.68)	(0.37)
Total distributions declared to shareholders	$(2.10)	$(1.51)		$(1.43)	$(1.72)	$(0.41)
Net asset value, end of period (x)	$30.65	$26.73		$26.15	$27.73	$26.74
Total return (%) (r)(s)(t)(x)	22.62	7.97	(c)	(0.54)	10.19	30.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.47	(c)	1.47	1.47	1.47
Expenses after expense reductions (f)	1.47	1.47	(c)	1.46	1.47	1.47
Net investment income (loss)	0.12	0.21	(c)	0.07	0.20	0.25
Portfolio turnover	12	12		18	18	19
Net assets at end of period (000 omitted)	$307,349	$295,541		$296,096	$301,874	$280,686

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$27.23	$26.59		$28.17	$27.13	$21.04
Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.32	(c)	$0.30	$0.34	$0.32
Net realized and unrealized gain (loss)	6.10	2.09		(0.17)	2.69	6.42
Total from investment operations	$6.44	$2.41		$0.13	$3.03	$6.74
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.32)		$(0.33)	$(0.31)	$(0.28)
From net realized gain	(2.03)	(1.45)		(1.38)	(1.68)	(0.37)
Total distributions declared to shareholders	$(2.41)	$(1.77)		$(1.71)	$(1.99)	$(0.65)
Net asset value, end of period (x)	$31.26	$27.23		$26.59	$28.17	$27.13
Total return (%) (r)(s)(t)(x)	23.79	9.08	(c)	0.46	11.27	32.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.47	0.48	(c)	0.47	0.47	0.47
Expenses after expense reductions (f)	0.47	0.48	(c)	0.47	0.47	0.47
Net investment income (loss)	1.14	1.21	(c)	1.07	1.21	1.29
Portfolio turnover	12	12		18	18	19
Net assets at end of period (000 omitted)	$1,271,676	$1,525,636		$2,804,058	$2,822,535	$2,291,001

Class R1	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$26.59	$26.01		$27.58	$26.61	$20.66
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.05	(c)	$0.02	$0.06	$0.06
Net realized and unrealized gain (loss)	5.94	2.03		(0.16)	2.63	6.30
Total from investment operations	$5.97	$2.08		$(0.14)	$2.69	$6.36
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.05)		$(0.05)	$(0.04)	$(0.04)
From net realized gain	(2.03)	(1.45)		(1.38)	(1.68)	(0.37)
Total distributions declared to shareholders	$(2.09)	$(1.50)		$(1.43)	$(1.72)	$(0.41)
Net asset value, end of period (x)	$30.47	$26.59		$26.01	$27.58	$26.61
Total return (%) (r)(s)(t)(x)	22.58	7.98	(c)	(0.51)	10.16	30.85
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.48	(c)	1.47	1.47	1.47
Expenses after expense reductions (f)	1.47	1.48	(c)	1.47	1.47	1.47
Net investment income (loss)	0.11	0.21	(c)	0.07	0.20	0.25
Portfolio turnover	12	12		18	18	19
Net assets at end of period (000 omitted)	$7,058	$7,879		$9,516	$9,803	$9,351

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$26.77	$26.17		$27.74	$26.75	$20.75
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.19	(c)	$0.16	$0.19	$0.18
Net realized and unrealized gain (loss)	5.99	2.05		(0.17)	2.65	6.35
Total from investment operations	$6.17	$2.24		$(0.01)	$2.84	$6.53
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.19)		$(0.18)	$(0.17)	$(0.16)
From net realized gain	(2.03)	(1.45)		(1.38)	(1.68)	(0.37)
Total distributions declared to shareholders	$(2.25)	$(1.64)		$(1.56)	$(1.85)	$(0.53)
Net asset value, end of period (x)	$30.69	$26.77		$26.17	$27.74	$26.75
Total return (%) (r)(s)(t)(x)	23.19	8.54	(c)	(0.03)	10.68	31.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	0.97	(c)	0.97	0.97	0.97
Expenses after expense reductions (f)	0.97	0.97	(c)	0.97	0.97	0.97
Net investment income (loss)	0.61	0.71	(c)	0.57	0.70	0.75
Portfolio turnover	12	12		18	18	19
Net assets at end of period (000 omitted)	$155,976	$153,518		$177,562	$208,074	$212,274

Class R3	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$27.72	$27.05		$28.61	$27.53	$21.34
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.26	(c)	$0.24	$0.27	$0.25
Net realized and unrealized gain (loss)	6.21	2.12		(0.17)	2.73	6.52
Total from investment operations	$6.48	$2.38		$0.07	$3.00	$6.77
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.26)		$(0.25)	$(0.24)	$(0.21)
From net realized gain	(2.03)	(1.45)		(1.38)	(1.68)	(0.37)
Total distributions declared to shareholders	$(2.33)	$(1.71)		$(1.63)	$(1.92)	$(0.58)
Net asset value, end of period (x)	$31.87	$27.72		$27.05	$28.61	$27.53
Total return (%) (r)(s)(t)(x)	23.50	8.78	(c)	0.26	10.97	31.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.72	(c)	0.72	0.72	0.72
Expenses after expense reductions (f)	0.72	0.72	(c)	0.72	0.72	0.72
Net investment income (loss)	0.86	0.96	(c)	0.82	0.95	1.00
Portfolio turnover	12	12		18	18	19
Net assets at end of period (000 omitted)	$318,535	$313,515		$333,089	$390,209	$402,930

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$28.16	$27.45		$29.02	$27.89	$21.61
Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.33	(c)	$0.31	$0.35	$0.31
Net realized and unrealized gain (loss)	6.32	2.16		(0.17)	2.77	6.61
Total from investment operations	$6.67	$2.49		$0.14	$3.12	$6.92
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.33)		$(0.33)	$(0.31)	$(0.27)
From net realized gain	(2.03)	(1.45)		(1.38)	(1.68)	(0.37)
Total distributions declared to shareholders	$(2.41)	$(1.78)		$(1.71)	$(1.99)	$(0.64)
Net asset value, end of period (x)	$32.42	$28.16		$27.45	$29.02	$27.89
Total return (%) (r)(s)(t)(x)	23.84	9.06	(c)	0.48	11.28	32.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.47	0.47	(c)	0.46	0.47	0.47
Expenses after expense reductions (f)	0.47	0.47	(c)	0.46	0.47	0.47
Net investment income (loss)	1.11	1.20	(c)	1.07	1.21	1.26
Portfolio turnover	12	12		18	18	19
Net assets at end of period (000 omitted)	$69,546	$54,737		$82,539	$94,154	$113,010

Class R6	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$27.24	$26.61		$28.18	$27.14	$21.04
Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.35	(c)	$0.33	$0.36	$0.32
Net realized and unrealized gain (loss)	6.13	2.08		(0.17)	2.70	6.44
Total from investment operations	$6.48	$2.43		$0.16	$3.06	$6.76
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.35)		$(0.35)	$(0.34)	$(0.29)
From net realized gain	(2.03)	(1.45)		(1.38)	(1.68)	(0.37)
Total distributions declared to shareholders	$(2.44)	$(1.80)		$(1.73)	$(2.02)	$(0.66)
Net asset value, end of period (x)	$31.28	$27.24		$26.61	$28.18	$27.14
Total return (%) (r)(s)(t)(x)	23.93	9.15	(c)	0.58	11.36	32.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.39	0.39	(c)	0.38	0.38	0.39
Expenses after expense reductions (f)	0.39	0.39	(c)	0.38	0.38	0.39
Net investment income (loss)	1.12	1.30	(c)	1.16	1.29	1.23
Portfolio turnover	12	12		18	18	19
Net assets at end of period (000 omitted)	$814,161	$114,700		$103,806	$68,711	$41,186

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$27.33	$26.70		$28.28	$27.24	$21.12
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.25	(c)	$0.23	$0.26	$0.24
Net realized and unrealized gain (loss)	6.13	2.09		(0.18)	2.70	6.46
Total from investment operations	$6.38	$2.34		$0.05	$2.96	$6.70
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.26)		$(0.25)	$(0.24)	$(0.21)
From net realized gain	(2.03)	(1.45)		(1.38)	(1.68)	(0.37)
Total distributions declared to shareholders	$(2.33)	$(1.71)		$(1.63)	$(1.92)	$(0.58)
Net asset value, end of period (x)	$31.38	$27.33		$26.70	$28.28	$27.24
Total return (%) (r)(s)(t)(x)	23.47	8.76	(c)	0.19	10.96	31.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.82	(c)	0.82	0.82	0.82
Expenses after expense reductions (f)	0.76	0.75	(c)	0.74	0.74	0.73
Net investment income (loss)	0.84	0.93	(c)	0.80	0.94	0.99
Portfolio turnover	12	12		18	18	19
Net assets at end of period (000 omitted)	$11,725	$8,827		$7,161	$5,947	$4,897

Class 529B	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$25.95	$25.44		$27.03	$26.12	$20.29
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.12	(c)	$0.01	$0.05	$0.05
Net realized and unrealized gain (loss)	5.81	1.98		(0.15)	2.58	6.19
Total from investment operations	$5.83	$2.10		$(0.14)	$2.63	$6.24
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.14)		$(0.07)	$(0.04)	$(0.04)
From net realized gain	(2.03)	(1.45)		(1.38)	(1.68)	(0.37)
Total distributions declared to shareholders	$(2.10)	$(1.59)		$(1.45)	$(1.72)	$(0.41)
Net asset value, end of period (x)	$29.68	$25.95		$25.44	$27.03	$26.12
Total return (%) (r)(s)(t)(x)	22.57	8.26	(c)	(0.53)	10.14	30.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.27	(c)	1.57	1.57	1.57
Expenses after expense reductions (f)	1.51	1.20	(c)	1.50	1.50	1.51
Net investment income (loss)	0.08	0.48	(c)	0.04	0.18	0.22
Portfolio turnover	12	12		18	18	19
Net assets at end of period (000 omitted)	$464	$475		$438	$363	$350

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$25.65	$25.16		$26.75	$25.85	$20.07
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.04	(c)	$0.01	$0.04	$0.05
Net realized and unrealized gain (loss)	5.73	1.95		(0.17)	2.57	6.13
Total from investment operations	$5.75	$1.99		$(0.16)	$2.61	$6.18
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.05)		$(0.05)	$(0.03)	$(0.03)
From net realized gain	(2.03)	(1.45)		(1.38)	(1.68)	(0.37)
Total distributions declared to shareholders	$(2.12)	$(1.50)		$(1.43)	$(1.71)	$(0.40)
Net asset value, end of period (x)	$29.28	$25.65		$25.16	$26.75	$25.85
Total return (%) (r)(s)(t)(x)	22.54	7.91	(c)	(0.58)	10.16	30.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.57	(c)	1.57	1.57	1.57
Expenses after expense reductions (f)	1.52	1.52	(c)	1.51	1.52	1.52
Net investment income (loss)	0.07	0.16	(c)	0.03	0.16	0.20
Portfolio turnover	12	12		18	18	19
Net assets at end of period (000 omitted)	$3,787	$2,870		$2,817	$2,683	$2,845

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

Massachusetts Investors Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be

Notes to Financial Statements – continued

valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires

Notes to Financial Statements – continued

judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$6,033,574,799	$—	$—	$6,033,574,799
France	287,813,664	—	—	287,813,664
Canada	125,794,680	—	—	125,794,680
United Kingdom	10,200,846	58,169,920	—	68,370,766
Mutual Funds	63,720,726	—	—	63,720,726
Total	$6,521,104,715	$58,169,920	$—	$6,579,274,635

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $186,433,537 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued using other observable market-based inputs. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans

Notes to Financial Statements – continued

collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2017, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and

Notes to Financial Statements – continued

state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, partnership adjustments, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/17	Year ended 12/31/16
Ordinary income (including any short-term capital gains)	$75,188,633	$55,200,053
Long-term capital gains	388,286,258	295,179,066
Total distributions	$463,474,891	$350,379,119

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/17
Cost of investments	$3,724,818,262
Gross appreciation	2,893,844,229
Gross depreciation	(39,387,856)
Net unrealized appreciation (depreciation)	$2,854,456,373
Undistributed ordinary income	4,036,358
Undistributed long-term capital gain	15,327,821
Other temporary differences	5,262,142

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are

Notes to Financial Statements – continued

declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Effective April 23, 2018, Class C and Class 529C shares will convert to Class A and Class 529A shares, respectively, approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/17	Year ended 12/31/16	Year ended 12/31/17	Year ended 12/31/16
Class A	$32,618,426	$29,902,673	$214,785,257	$163,648,623
Class B	115,087	130,656	4,504,549	3,893,571
Class C	654,520	636,029	19,495,713	15,454,709
Class I	16,497,238	18,340,387	82,894,947	78,363,688
Class R1	14,505	17,208	446,886	416,173
Class R2	1,096,270	1,078,239	9,885,346	8,085,094
Class R3	2,905,902	2,871,833	19,569,867	15,897,535
Class R4	778,854	702,929	4,177,306	2,983,308
Class R6	7,603,386	1,432,920	44,328,771	5,812,616
Class 529A	104,291	78,417	712,163	443,461
Class 529B	1,038	2,482	30,447	24,922
Class 529C	10,731	6,280	243,391	155,366
Total	$62,400,248	$55,200,053	$401,074,643	$295,179,066

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.33% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $486,527 and $7,835 for the year ended December 31, 2017, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.23%	$8,613,981
Class B	0.75%	0.25%	1.00%	1.00%	744,816
Class C	0.75%	0.25%	1.00%	1.00%	3,032,572
Class R1	0.75%	0.25%	1.00%	1.00%	69,939
Class R2	0.25%	0.25%	0.50%	0.50%	773,990
Class R3	—	0.25%	0.25%	0.25%	805,539
Class 529A	—	0.25%	0.25%	0.23%	26,029
Class 529B	0.75%	0.25%	1.00%	0.99%	4,643
Class 529C	0.75%	0.25%	1.00%	1.00%	33,712
Total Distribution and Service Fees					$14,105,221

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended December 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended December 31, 2017, this rebate amounted to $696,565, $2,275, $4,638, $2, $1,629, $61, and $95 for Class A, Class B, Class C, Class R3, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended December 31, 2017, were as follows:

Amount
Class A	$17,661
Class B	67,033
Class C	15,839
Class 529B	—
Class 529C	52

The fund had entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund had entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD had agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement terminated on

Notes to Financial Statements – continued

December 10, 2017. For the period ended January 1, 2017 through December 10, 2017, this waiver amounted to $6,666 and is included in the reduction of total expenses in the Statement of Operations. Effective December 11, 2017, the fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The program manager fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended December 31, 2017, were as follows:

	Fee	Waiver
Class 529A	$10,075	$4,869
Class 529B	451	219
Class 529C	3,263	1,578
Total Program Manager Fees and Waivers	$13,789	$6,666

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended December 31, 2017, the fee was $952,165, which equated to 0.0152% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended December 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $5,425,738.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.0103% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent

Notes to Financial Statements – continued

Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $6,592 and the Retirement Deferral plan resulted in an expense of $10,417. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended December 31, 2017. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $64,507 at December 31, 2017, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in “Other assets” and “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities is $25,018 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2017, the fee paid by the fund under this agreement was $11,212 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2016, MFS redeemed 150,859 shares of Class I for an aggregate amount of $3,925,344.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2017, the

Notes to Financial Statements – continued

fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $1,744,513 and $1,246,461, respectively. The sales transactions resulted in net realized gains (losses) of $286,262.

(4) Portfolio Securities

For the year ended December 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $756,243,400 and $1,268,516,960, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	10,354,244	$320,843,854	9,244,811	$255,273,601
Class B	174,802	5,237,753	274,527	7,357,147
Class C	812,922	24,030,673	1,023,602	27,017,039
Class I	12,049,209	360,707,125	9,768,962	263,967,978
Class R1	30,709	902,997	52,421	1,360,498
Class R2	501,897	14,877,270	613,024	16,218,950
Class R3	1,713,152	52,136,293	1,681,917	45,739,570
Class R4	579,788	18,529,794	340,776	9,529,748
Class R6	23,082,850	698,622,567	745,898	19,662,402
Class 529A	62,463	1,887,128	73,518	1,987,958
Class 529B	2,308	66,643	2,592	67,893
Class 529C	24,186	678,545	19,974	504,897
	49,388,530	$1,498,520,642	23,842,022	$648,687,681

Shares issued to shareholders in reinvestment of distributions
Class A	6,805,181	$217,651,353	5,939,935	$167,418,694
Class B	143,393	4,457,529	139,270	3,822,343
Class C	625,603	19,092,523	516,688	13,940,627
Class I	3,110,589	96,564,608	3,461,907	95,034,091
Class R1	15,207	461,390	16,160	433,380
Class R2	344,569	10,527,624	324,550	8,763,716
Class R3	709,054	22,475,224	671,423	18,769,368
Class R4	153,607	4,956,160	126,928	3,603,317
Class R6	1,581,722	49,501,385	201,562	5,538,927
Class 529A	26,133	816,454	18,925	521,879
Class 529B	1,066	31,483	1,046	27,404
Class 529C	8,711	254,122	6,243	161,646
	13,524,835	$426,789,855	11,424,637	$318,035,392

Notes to Financial Statements – continued

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(24,081,640)	$(747,495,718)	(18,159,831)	$(504,000,600)
Class B	(814,139)	(24,551,800)	(782,620)	(21,038,888)
Class C	(2,465,708)	(73,071,561)	(1,806,267)	(47,917,378)
Class I	(30,521,415)	(916,327,300)	(62,636,696)	(1,663,701,663)
Class R1	(110,657)	(3,177,489)	(138,060)	(3,635,303)
Class R2	(1,500,153)	(44,425,362)	(1,985,724)	(52,118,755)
Class R3	(3,739,578)	(114,967,535)	(3,356,590)	(91,791,727)
Class R4	(531,977)	(16,763,905)	(1,530,578)	(42,354,687)
Class R6	(2,847,958)	(89,080,681)	(637,720)	(17,328,620)
Class 529A	(37,936)	(1,157,495)	(37,641)	(1,024,478)
Class 529B	(6,042)	(172,917)	(2,546)	(66,986)
Class 529C	(15,440)	(438,746)	(26,306)	(680,396)
	(66,672,643)	$(2,031,630,509)	(91,100,579)	$(2,445,659,481)

Net change
Class A	(6,922,215)	$(209,000,511)	(2,975,085)	$(81,308,305)
Class B	(495,944)	(14,856,518)	(368,823)	(9,859,398)
Class C	(1,027,183)	(29,948,365)	(265,977)	(6,959,712)
Class I	(15,361,617)	(459,055,567)	(49,405,827)	(1,304,699,594)
Class R1	(64,741)	(1,813,102)	(69,479)	(1,841,425)
Class R2	(653,687)	(19,020,468)	(1,048,150)	(27,136,089)
Class R3	(1,317,372)	(40,356,018)	(1,003,250)	(27,282,789)
Class R4	201,418	6,722,049	(1,062,874)	(29,221,622)
Class R6	21,816,614	659,043,271	309,740	7,872,709
Class 529A	50,660	1,546,087	54,802	1,485,359
Class 529B	(2,668)	(74,791)	1,092	28,311
Class 529C	17,457	493,921	(89)	(13,853)
	(3,759,278)	$(106,320,012)	(55,833,920)	$(1,478,936,408)

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2017, the fund’s commitment fee and interest expense were $41,529 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		36,341,792	654,150,839	(626,765,532)	63,727,099

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(9,263)	$—	$—	$483,668	$63,720,726

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of Massachusetts Investors Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Massachusetts Investors Trust (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111- 2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Kevin Beatty
Ted Maloney

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one- and three-year periods and in the 2nd quintile for the five-year period ended February 28, 2017 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that

Board Review of Investment Advisory Agreement – continued

were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was lower than the Broadridge expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and

Board Review of Investment Advisory Agreement – continued

sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $468,143,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 94.99% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. Effective January 1, 2017, the Code was amended to (i) clarify that the term “for profit” company as used in Section II.B of the Code excludes the investment adviser and its subsidiaries and pooled investment vehicles sponsored by the investment adviser or its subsidiaries, (ii) align the Code’s provisions regarding receipt of gifts and entertainment in Section II.B of the Code with the gifts and entertainment policy of the Funds’ investment adviser, and (iii) make other administrative changes. During the period covered by the report, the Registrant has not granted a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code effective as of January 1, 2017 is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended December 31, 2017 and 2016, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2017	2016
Fees billed by Deloitte:
Massachusetts Investors Trust	48,397	47,464

For the fiscal years ended December 31, 2017 and 2016, fees billed by Deloitte for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees billed by Deloitte:
To Massachusetts Investors Trust	0	0	6,828	6,727	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees billed by Deloitte:
To MFS and MFS Related Entities of Massachusetts Investors Trust*	0	0	0	0	5,390	5,000

	Aggregate Fees for Non-audit Services
	2017	2016
Fees billed by Deloitte:
To Massachusetts Investors Trust, MFS and MFS Related Entities#	811,454	117,239

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MASSACHUSETTS INVESTORS TRUST

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: February 15, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: February 15, 2018

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 15, 2018

*	Print name and title of each signing officer under his or her signature.